UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2007

XETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1814 West Tacoma, Broken Arrow, Oklahoma		74012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01   Other Events.

On November 20, 2007, XETA Technologies, Inc. (the “Company”) issued a press release stating that on November 28, 2007, after the market closes, the Company will release its fourth quarter and fiscal year 2007 financial results and that on November 29, 2007 at 11:00 a.m. EST, 10:00 a.m. CST, the Company will hold a conference call and simultaneous webcast. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

99.1—Press Release dated November 20, 2007 entitled “XETA Technologies, Inc. to Report Fourth Quarter and Fiscal Year 2007 Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA Technologies, Inc.
(Registrant)

Dated: November 20, 2007	By:	/s/ Robert Wagner
Robert Wagner, Chief Financial Officer